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                                  FIRST AMENDMENT
                                         TO
                         AGREEMENT AND DECLARATION OF TRUST
                                         OF
                               PRUDENTIAL 20/20 FUND


     This First Amendment to the Agreement and Declaration of Trust (the "Declaration of Trust") of Prudential 20/20 Fund (the "Trust"), is being executed as of February 19, 1998, for the purpose of changing the name of the Trust as reflected in Article I of the Declaration of Trust.

     NOW, THEREFORE, the undersigned do hereby direct that the Declaration of Trust be amended as follows:

     1. Section I of Article I of the Declaration of Trust is hereby amended by substituting the name "Prudential 20/20 Focus Fund" for the name "Prudential 20/20 Fund" in the second line thereof.

     2. This First Amendment to the Declaration of Trust shall become effective immediately.

     3. Except as amended pursuant to the foregoing paragraph, the Declaration of Trust is hereby ratified and confirmed in all respects.

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     IN WITNESS WHEREOF, the undersigned, being Trustees of the Trust, have duly executed this First Amendment to the Declaration of Trust as of the day and year first above written.

/s/ Edward D. Beach
------------------------------
    Edward D. Beach

/s/ Delayne Dedrick Gold
------------------------------
    Delayne Dedrick Gold

/s/ Robert F. Gunia
------------------------------
    Robert F. Gunia

/s/ Douglas H. McCorkindale
------------------------------
    Douglas H. McCorkindale

/s/ Mendel A. Melzer
------------------------------
    Mendel A. Melzer

/s/ Thomas T. Mooney
------------------------------
    Thomas T. Mooney

/s/ Stephen P. Munn
------------------------------
    Stephen P. Munn

/s/ Richard A. Redeker
------------------------------
    Richard A. Redeker

/s/ Robin B. Smith
------------------------------
    Robin B. Smith

/s/ Louis A. Weil, III
------------------------------
    Louis A. Weil, III

/s/ Clay T. Whitehead
------------------------------
    Clay T. Whitehead